Exhibit 10.45

This document constitutes part of a
Prospectus covering securities that
have been registered under the
Securities Act of 1933, as amended.

PG&E CORPORATION
AMENDMENT TO RESTRICTED STOCK AGREEMENTS

PG&E CORPORATION, a California corporation, hereby amends the terms and conditions of the Restricted Stock Agreement(s) relating to the Restricted Stock Award(s) listed below, which was/were granted to the Recipient named below under the PG&E Corporation Long-Term Incentive Program and the PG&E Corporation 2006 Long-Term Incentive Plan (each an “LTIP”).  These amendments are effective as of November 17, 2008.

Name of Recipient:

Last Four Digits of Recipient’s Social Security Number:

Affected Restricted Stock Award(s):

DATE OF GRANT	NUMBER OF SHARES GRANTED	NUMBER OF UNVESTED SHARES AS OF 11/1/08

The section of the Restricted Stock Agreement(s) entitled “Release of Shares and Withholding Taxes” is amended to read as follows:

Release of Shares and Withholding Taxes
When the restrictions as to your shares of Restricted Stock lapse, the vested shares shall be delivered to you, within thirty (30) days of the applicable vesting date. You must elect one of the following methods to satisfy applicable withholding and other taxes before the vested shares will be delivered to you:

•  Pay the amount due by cash or check,

•  Surrender to PG&E Corporation a number of vested shares having an aggregate value (based on the closing price of PG&E Corporation common stock on the New York Stock Exchange on the date of surrender) equal to the amount due.

•  Sell your vested shares and use a portion of the sales proceeds to pay the amount due.

You must sign the attached election form indicating which method you elect and return the signed form to the Senior Manager of Executive Compensation, Human Resources by December 1, 2008.

All other terms of the affected Restricted Stock Agreement(s) remain unchanged, except to the extent changes are necessary or appropriate to conform with the above amendments.

The affected Restricted Stock Agreement(s), together with these amendments, constitute the entire understanding between you and PG&E Corporation regarding the Restricted Stock Awards listed above, subject to the terms of the applicable LTIP.  Any prior agreements, commitments or negotiations are superseded.  In the event of any conflict or inconsistency between the provisions of the Restricted Stock Agreement(s), as amended, and the applicable LTIP, the LTIP shall govern.  In the event of any conflict or inconsistency between the provisions of the Restricted Stock Agreement(s), as amended, and the PG&E Corporation Officer Severance Policy, the Restricted Stock Agreement(s), as amended, shall govern.

PG&E CORPORATION

ELECTION OF METHOD TO SATISFY APPLICABLE WITHHOLDING TAXES

Name of Award Recipient

I received the following award(s) of PG&E Corporation common stock (the “Shares”) subject to the restrictions and terms of the applicable Restricted Stock Agreement(s):

DATE OF GRANT	NUMBER OF SHARES GRANTED	NUMBER OF UNVESTED SHARES AS OF 11/1/08
January 3, 2005
January 3, 2006	[xx,xxx]
January 3, 2007	[xx,xxx]
[Others?]

I elect to satisfy applicable withholding taxes as they may become due as the restrictions on the Shares lapse in the following manner:

•	□ Pay the amount due by cash or check.

•
□   Surrender to PG&E Corporation a number of vested Shares having an aggregate value
(based on the closing price of PG&E Corporation common stock on the New York Stock Exchange on the date of surrender) equal to the amount due.

•
□   Sell the vested Shares and use a portion of the sales proceeds to pay the amount due.
(You cannot make this election if you have previously entered into a Rule 10b5-1 sales plan that covers the vested Shares.)

To be effective, I understand that this election must be delivered to the Senior Manager, Executive Compensation, PG&E Corporation, One Market, Spear Tower, Suite 400, San Francisco, California 94105 by December 1, 2008.

______________________                               ________________________________
(Date)                                                                            (Signature)

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